3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
BioLife Solutions Reports Third Quarter 2023 Financial Results

Conference call begins at 4:30 p.m. Eastern time today

BOTHELL, Wash. (November 9, 2023) – BioLife Solutions, Inc. (Nasdaq: BLFS) (“BioLife” or the “Company”), a leading supplier of biopreservation media and other cell processing tools and biostorage services for the cell and gene therapy (CGT) and broader biopharma markets, today announced financial results for the third quarter and nine months of 2023.

“It’s been a few short weeks since rejoining the Company, and while it’s a dynamic time in our industry, it’s clear there are remarkable opportunities ahead for BioLife to adapt and innovate as a leading provider of cell processing tools and biostorage services,” said Roderick de Greef, Chairman and CEO. “Results for the third quarter, which contained no COVID related revenue, were in line with our expectations, and while our cell processing platform was reflective of current industry wide headwinds, our biostorage services platform exhibited strong ex-COVID growth of 50%.”

de Greef continued, “Looking beyond this year, we fundamentally believe BioLife is exceptionally well positioned to benefit from the growth drivers underlying the still nascent CGT industry in the medium to longer term. Currently, our biopreservation media is embedded in 5 of 6 approved CAR-T therapies and 11 relevant approved cell and cell-based gene therapies, and is utilized in hundreds of active clinical trials globally. In addition, our other cell processing tools and biostorage services are used in 10 approved cell and gene therapies globally, as well as being incorporated in well over 100 clinical trials. We are working expeditiously on the divestiture of the freezer operations with multiple interested parties, and we expect to bring this process to a conclusion in early 2024. Upon completion, the Company’s streamlined financial profile will benefit immediately from the operating leverage provided by the high margin, recurring biopreservation media revenue.”

Third Quarter 2023 Business Highlights

•Processed 20 new US FDA Master File cross references for our biopreservation media, bringing the total processed in 2023 to 60.

•Reduced non-freezer operations related headcount by 10% in order to better position the Company for profitability post the freezer divestitures.

•Post-quarter end management changes including the appointment of Roderick de Greef as Chairman and Chief Executive Officer and Garrie Richardson as Chief Revenue Officer.

Third Quarter 2023 Financial Performance

BioLife Solutions is presenting various financial metrics under U.S. Generally Accepted Accounting Principles (GAAP) and as adjusted (non-GAAP). A reconciliation of GAAP to non-GAAP metrics appears at the end of this news release.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
REVENUE

•Total revenue for the third quarter of 2023 was $33.3 million, a decrease of $7.4 million, or 18%, from $40.7 million for the third quarter of 2022. There was no COVID related revenue in the third quarter of 2023. Ex-COVID related revenue decreased for the third quarter of 2023 by 10%.

◦Cell Processing platform revenue was $13.3 million, a decrease of $4.7 million, or 26%, over the same period in 2022.

◦Biostorage and Services platform revenue was $6.6 million, down $0.7 million, or 10%, over the same period in 2022. Ex-COVID related revenue growth was $2.2 million, or 50%, over the same period in 2022.

◦Freezers and Thaw Systems platform revenue was $13.4 million, down $2.0 million, or 13%, over the same period in 2022. Ex-COVID related revenue was down $1.3 million, or 9%, over the same period in 2022.

GROSS MARGIN

•Gross margin (GAAP) for the third quarter of 2023 was 33% compared with 31% for the third quarter of 2022. Adjusted gross margin (non-GAAP) for the third quarter of 2023 was 30% compared with 34% for the third quarter of 2022.

OPERATING LOSS

•Operating loss (GAAP) for the third quarter of 2023 was $28.8 million, including a $15.5 million non-cash long-lived asset impairment charge related to our freezer assets, compared with $11.7 million for the third quarter of 2022. Adjusted operating loss (non-GAAP) for the third quarter of 2023 was $14.4 million compared with $7.0 million for the third quarter of 2022.

NET LOSS

•Net loss (GAAP) for the third quarter of 2023 was $29.1 million, including a $15.5 million non-cash long-lived asset impairment charge related to our freezer assets, compared with $10.3 million for the third quarter of 2022. Adjusted net loss (non-GAAP) for the third quarter of 2023 was $14.6 million compared with $6.9 million for the third quarter of 2022.

LOSS PER SHARE

•Loss per share (GAAP) for the third quarter of 2023 was $0.67 compared with loss per share of $0.24 for the third quarter of 2022.

ADJUSTED EBITDA

•Adjusted EBITDA, a non-GAAP measure, for the third quarter of 2023 was negative $3.1 million compared with positive $1.8 million for the third quarter of 2022.

CASH, CASH EQUIVALENTS, AND MARKETABLE SECURITIES

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

•Cash, cash equivalents, and marketable securities as of September 30, 2023, were $42.2 million. On October 19, 2023, the Company reported that it sold $10.4 million of common shares to an existing shareholder.

2023 Revenue Guidance

BioLife Solutions continues to expect its full year 2023 revenue, which contains no COVID related revenue, at the low end of the previously announced guidance range of $144 million to $158 million, reflecting a year-over-year decrease of 11%, and excluding COVID related revenue in 2022, a year-over year decrease of 3% as provided on October 19, 2023. Total 2023 and Freezers and Thaw Systems platform revenue may be impacted by the timing of the freezer product line divestitures.

Expectations for 2023 total revenue include the following platform contributions:

•Cell Processing platform: Approximately $65 million, a decrease of 5% compared to 2022, which assumes flat to modest sequential growth for the cell processing platform in the fourth quarter.

•Biostorage and Services platform: Approximately $26 million, a decrease of 2% compared to 2022, and excluding COVID-related revenue, year-over-year growth of 61%.

•Freezers and Thaw Systems platform: Approximately $53 million a decrease of 21% compared to 2022, and excluding COVID-related revenue, a year-over-year decrease of 18%.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

Conference Call & Webcast

Management will discuss the Company's financial results, provide a general business update and answer questions during a conference call and live webcast today at 4:30 p.m. ET (1:30 p.m. PT).

To access the webcast, log onto the Investor Relations page of the BioLife Solutions website at https://www.biolifesolutions.com/earnings. In addition, the conference call will be accessible by dialing toll-free (800) 715-9871. The conference ID number is 5946398. A webcast replay will be available approximately two hours after the call ends and will be archived on https://www.biolifesolutions.com/ for 90 days.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
About BioLife Solutions

BioLife Solutions is a leading supplier of cell processing tools and services for the cell and gene therapy (CGT) and broader biopharma markets. Our expertise facilitates the commercialization of new therapies by supplying solutions that maintain the health and function of biologic materials during the collection, development, storage and distribution. For more information, please visit www.biolifesolutions.com, and follow BioLife on LinkedIn and X.

Cautions Regarding Forward Looking Statements

Certain statements contained in this press release are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “plans,” “expects,” “believes,” “anticipates,” “designed,” and similar words are intended to identify forward-looking statements. Forward-looking statements are based on our current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. A description of certain of these risks, uncertainties and other matters can be found in filings we make with the U.S. Securities and Exchange Commission, all of which are available at www.sec.gov. Because forward-looking statements involve risks and uncertainties, actual results and events may differ materially from results and events currently expected by us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in its expectations with regard to these forward-looking statements or the occurrence of unanticipated events.

Non-GAAP Measures of Financial Performance:

To supplement our financial statements, which are presented on the basis of U.S. generally accepted accounting principles (GAAP), the following non-GAAP measures of financial performance are included in this release: adjusted gross profit and gross margin, adjusted operating expenses, adjusted operating income/(loss), adjusted net income/(loss), earnings before interest, taxes, depreciation and amortization (EBITDA), and adjusted EBITDA. A reconciliation of GAAP to adjusted non-GAAP financial measures is included as an attachment to this press release.

We believe these non-GAAP financial measures are useful to investors in assessing our operating performance. We use these financial measures internally to evaluate our operating performance and for planning and forecasting of future periods. We also believe it is in the best interests of investors to provide this non-GAAP information.

While we believe these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of these non-GAAP financial measures. These non-GAAP financial measures may not be reported by competitors, and they may not be directly comparable to similarly titled measures of other companies due to differences in calculation methodologies. The non-GAAP financial measures are not an alternative to GAAP information and are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be used only as a supplement to GAAP information and should be considered only in conjunction with our consolidated financial statements prepared in accordance with GAAP.

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

Media & Investor Relations
At the Company Troy Wichterman
Chief Financial Officer
(425) 402-1400
twichterman@biolifesolutions.com

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, amounts in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share and share data)	2023	2022	2023	2022

Product revenue	$26,891	$33,668	$91,520	$98,227
Service revenue	4,378	4,330	13,043	11,117
Rental revenue	2,059	2,749	5,975	8,156
Total product, rental, and service revenue	33,328	40,747	110,538	117,500
Costs and operating expenses:
Cost of product, rental, and service revenue (exclusive of Intangible asset amortization)	$21,679	$27,009	$73,036	$77,649
General and administrative	12,513	11,916	42,757	35,098
Sales and marketing	7,256	5,278	20,045	15,601
Research and development	5,402	3,425	14,397	10,634
Asset impairment charges	15,485	—	15,485	69,900
Intangible asset amortization	1,356	2,513	4,266	8,236
Change in fair value of contingent consideration	(1,580)	2,346	(1,778)	(3,348)
Total operating expenses	62,111	52,487	168,208	213,770
Operating loss	(28,783)	(11,740)	(57,670)	(96,270)

Other (expense) income:
Change in fair value of investments	—	697	—	697
Gain on settlement of Global Cooling escrow	—	—	5,115	—
Interest expense, net	(476)	(15)	(1,305)	(250)
Other income	242	142	1,027	270
Total other (expense) income, net	(234)	824	4,837	717

Loss before income tax (expense) benefit	(29,017)	(10,916)	(52,833)	(95,553)
Income tax (expense) benefit	(115)	599	(212)	4,937
Net loss	$(29,132)	$(10,317)	$(53,045)	$(90,616)

Net loss attributable to common shareholders:
Basic and Diluted	$(29,132)	$(10,317)	$(53,045)	$(90,616)
Net loss per share attributable to common shareholders:
Basic and Diluted	$(0.67)	$(0.24)	$(1.22)	$(2.14)
Weighted average shares used to compute loss per share attributable to common shareholders:
Basic and Diluted	43,570,438	42,647,967	43,348,412	42,376,392

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
(Unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2023	2022	2023	2022

Net loss	$(29,132)	$(10,317)	$(53,045)	$(90,616)
Other comprehensive loss	(161)	(357)	19	(975)
Comprehensive loss	$(29,293)	$(10,674)	$(53,026)	$(91,591)

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED BALANCE SHEET INFORMATION
(Unaudited, amounts in thousands)

	September 30,	December 31,
(In thousands)	2023	2022
Cash, cash equivalents, and marketable securities	$42,216	$64,065
Working capital	74,202	93,870
Current assets	116,824	138,452
Current liabilities	42,622	44,582
Total assets	411,152	450,229

Long-term obligations	36,513	41,459
Accumulated deficit	(299,960)	(246,915)
Total shareholders' equity	332,017	364,188

BIOLIFE SOLUTIONS, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS INFORMATION
(Unaudited, amounts in thousands)

	Nine Months Ended September 30,
(In thousands)	2023	2022
Net cash used in operating activities	$(14,809)	$(16,345)
Net cash used in (provided by) investing activities	13,880	(43,223)
Net cash provided by financing activities	750	16,941
Effects of currency translation	(28)	(176)
Net decrease in cash, cash equivalents, and restricted cash	$(207)	$(42,803)

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO NON-GAAP ADJUSTED GROSS PROFIT
(Unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2023	2022	2023	2022
GAAP GROSS PROFIT	$10,916	$12,442	$35,303	$36,369
GAAP GROSS MARGIN	33%	31%	32%	31%

ADJUSTMENTS TO GROSS PROFIT:
Inventory step-up	—	—	—	251
Inventory reserve costs	(1,623)	—	562	—
Intangible asset amortization	733	1,296	2,199	3,482
ADJUSTED GROSS PROFIT	$10,026	$13,738	$38,064	$40,102
ADJUSTED GROSS MARGIN	30%	34%	34%	34%

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP ADJUSTED OPERATING EXPENSES
(Unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2023	2022	2023	2022
GAAP OPERATING EXPENSES	$62,111	$52,487	$168,208	$213,770

ADJUSTMENTS TO OPERATING EXPENSES:
Cost of product, rental, and service revenue	(21,679)	(27,009)	(73,036)	(77,649)
Acquisition and divestiture costs	(250)	(1)	(3,226)	(18)
Severance costs	(493)	—	(493)	—
Intangible asset amortization	(1,356)	(2,513)	(4,266)	(8,236)
Loss on disposal of assets	(11)	169	(39)	(88)
Change in fair value of contingent consideration	1,580	(2,346)	1,778	3,348
Asset impairment charges	(15,485)	—	(15,485)	(69,900)
ADJUSTED OPERATING EXPENSES	$24,417	$20,787	$73,441	$61,227

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP OPERATING LOSS TO NON-GAAP ADJUSTED OPERATING LOSS
(Unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2023	2022	2023	2022
GAAP OPERATING LOSS	$(28,783)	$(11,740)	$(57,670)	$(96,270)

ADJUSTMENTS TO GAAP OPERATING LOSS
Inventory step-up	—	—	—	251
Inventory reserve costs	(1,623)	—	562	—
Acquisition and divestiture costs	250	1	3,226	18
Severance costs	493	—	493	—
Intangible asset amortization	1,356	2,513	4,266	8,236
Loss on disposal of assets	11	(169)	39	88
Change in fair value of contingent consideration	(1,580)	2,346	(1,778)	(3,348)
Asset impairment charges	15,485	—	15,485	69,900
ADJUSTED OPERATING LOSS	$(14,391)	$(7,049)	$(35,377)	$(21,125)

BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED NET LOSS
(Unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2023	2022	2023	2022
GAAP NET LOSS	$(29,132)	$(10,317)	$(53,045)	$(90,616)

ADJUSTMENTS TO GAAP NET LOSS
Inventory step-up	—	—	—	251
Inventory reserve costs	(1,623)	—	562	—
Acquisition and divestiture costs	250	1	3,226	18
Severance costs	493	—	493	—
Intangible asset amortization	1,356	2,513	4,266	8,236
Loss on disposal of assets	11	(169)	39	88
Change in fair value of investments	—	(697)		(697)
Change in fair value of contingent consideration	(1,580)	2,346	(1,778)	(3,348)
Income tax expense / (benefit)	115	(599)	212	(4,937)
Gain on settlement of Global Cooling escrow	—	—	(5,115)	—
Asset impairment charges	15,485	—	15,485	69,900
ADJUSTED NET LOSS	$(14,625)	$(6,922)	$(35,655)	$(21,105)

3303 Monte Villa Parkway, Suite 310 | Bothell, WA 98021 USA | 866.424.6543 phone | BioLifeSolutions.com
BIOLIFE SOLUTIONS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP ADJUSTED EBITDA
(Unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2023	2022	2023	2022
GAAP NET LOSS	$(29,132)	$(10,317)	$(53,045)	$(90,616)

ADJUSTMENTS:
Interest expense, net	476	15	1,305	250
Income tax expense / (benefit)	115	(599)	212	(4,937)
Depreciation	1,924	2,406	5,658	5,045
Intangible asset amortization	1,356	2,513	4,266	8,236
EBITDA	$(25,261)	$(5,982)	$(41,604)	$(82,022)

OTHER ADJUSTMENTS:
Share-based compensation (non-cash)	9,117	6,299	23,337	17,671
Inventory step-up	—	—	—	251
Inventory reserve costs	(1,623)	—	562	—
Acquisition and divestiture costs	250	1	3,226	18
Severance costs	493	—	493	—
Loss on disposal of assets	11	(169)	39	88
Change in fair value of investments	—	(697)	—	(697)
Change in fair value of contingent consideration	(1,580)	2,346	(1,778)	(3,348)
Gain on settlement of Global Cooling escrow	—	—	(5,115)	—
Asset impairment charges	15,485	—	15,485	69,900
ADJUSTED EBITDA	$(3,108)	$1,798	$(5,355)	$1,861

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